                                                                 Exhibit 10.1


                                                                  JOEY JACOBS


                           PSYCHIATRIC SOLUTIONS, INC.

                                  BONUS POLICY


POSITION: CHIEF EXECUTIVE OFFICER

EFFECTIVE DATE: JANUARY 1, 2005

Bonuses will be based on the following criteria:

         1.  60% - actual EBITDA for the year of the Company versus budget.
         2.  20% - achieve its adjusted EPS.
         3.  20% - other criteria.
         4. Collection of annual revenues must be at least 95% of revenues recorded to be eligible for a bonus payment.

Maximum incentive bonus eligibility shall be 105% of salary (award will be prorated if not a full calendar year). Eligibility for bonus will begin upon achievement of 90% of EBITDA, 70% of salary will be earned at budgeted EBITDA, and 105% of salary (maximum) at 110% of EBITDA budget and above. Bonus amounts will be prorated between achieving 90% and 110% of budgeted EBITDA according to the following schedule.

% Actual to Budgeted EBITDA   90% - 100%        0%-70% of salary for bonus
                              100.01% - 110%    70.01%-105% of salary for bonus

Actual Adjusted EPS           $1.37 or less     0%
                              $1.38-$1.42       0%-69%
                              $1.43-$1.50+      70%-105%

BONUSES ARE DISCRETIONARY. The Company shall make final determination regarding eligibility and accounting decisions and in determining actual bonus amounts. All bonuses must be reviewed and approved by the Compensation Committee of the Board of Directors of Psychiatric Solutions before they are final.



/s/ Joey A. Jacobs                              Date: April 21, 2005
---------------------------------
Psychiatric Solutions, Inc.
President and CEO

                                                                STEVE DAVIDSON


                           PSYCHIATRIC SOLUTIONS, INC.

                                  BONUS POLICY


POSITION: CHIEF DEVELOPMENT OFFICER

EFFECTIVE DATE: JANUARY 1, 2005

Bonuses will be based on the following criteria:

        1.  60% - actual EBITDA for the year of the Company versus budget.
        2.  20% - achieve its adjusted EPS.
        3.  20% - other criteria.
        4. Collection of annual revenues must be at least 95% of revenues recorded to be eligible for a bonus payment.

Maximum incentive bonus eligibility shall be 67.5% of salary (award will be prorated if not a full calendar year). Eligibility for bonus will begin upon achievement of 90% of EBITDA, 45% of salary will be earned at budgeted EBITDA and 67.5% of salary (maximum) at 110% of EBITDA budget and above. Bonus amounts will be prorated between achieving 90% and 110% of budgeted EBITDA according to the following schedule.

% Actual to Budgeted EBITDA   90% - 100%        0%-45% of salary for bonus
                              100.01% - 110%    45.01%-67.5% of salary for bonus

Actual Adjusted EPS           $1.37 or less     0%
                              $1.38-$1.42       0%-44%
                              $1.43-$1.50+      45%-67.5%

BONUSES ARE DISCRETIONARY. The Company shall make final determination regarding eligibility and accounting decisions and in determining actual bonus amounts. All bonuses must be reviewed and approved by the Chief Executive Officer of Psychiatric Solutions before they are final.

AN EMPLOYEE MUST BE ACTIVELY EMPLOYED WITH PSYCHIATRIC SOLUTIONS AT THE TIME BONUSES ARE PAID. SHOULD AN EMPLOYEE NOT BE ACTIVELY EMPLOYED AT THE TIME BONUSES ARE PAID THEN HE/SHE FORFEITS HIS/HER ELIGIBILITY TO RECEIVE ANY BONUS.


/s/ Joey A. Jacobs                               Date: April 21, 2005
---------------------------------
Psychiatric Solutions, Inc.
President and CEO

                                                                  BRENT TURNER


                           PSYCHIATRIC SOLUTIONS, INC.

                                  BONUS POLICY


POSITION: VP - TREASURER AND INVESTOR RELATIONS

EFFECTIVE DATE: JANUARY 1, 2005

Bonuses will be based on the following criteria:

        1.  60% - actual EBITDA for the year of the Company versus budget.
        2.  20% - achieve its adjusted EPS.
        3.  20% - other criteria.
        4. Collection of annual revenues must be at least 95% of revenues recorded to be eligible for a bonus payment.

Maximum incentive bonus eligibility shall be 67.5% of salary (award will be prorated if not a full calendar year). Eligibility for bonus will begin upon achievement of 90% of EBITDA, 45% of salary will be earned at budgeted EBITDA and 67.5% of salary (maximum) at 110% of EBITDA budget and above. Bonus amounts will be prorated between achieving 90% and 110% of budgeted EBITDA according to the following schedule.

% Actual to Budgeted EBITDA   90% - 100%        0%-45% of salary for bonus
                              100.01% - 110%    45.01%-67.5% of salary for bonus

Actual Adjusted EPS           $1.37 or less     0%
                              $1.38-$1.42       0%-44%
                              $1.43-$1.50+      45%-67.5%


BONUSES ARE DISCRETIONARY. The Company shall make final determination regarding eligibility and accounting decisions and in determining actual bonus amounts. All bonuses must be reviewed and approved by the Chief Executive Officer of Psychiatric Solutions before they are final.

AN EMPLOYEE MUST BE ACTIVELY EMPLOYED WITH PSYCHIATRIC SOLUTIONS AT THE TIME BONUSES ARE PAID. SHOULD AN EMPLOYEE NOT BE ACTIVELY EMPLOYED AT THE TIME BONUSES ARE PAID THEN HE/SHE FORFEITS HIS/HER ELIGIBILITY TO RECEIVE ANY BONUS.


/s/ Joey A. Jacobs                                  Date: April 21, 2005
 ---------------------------------
Psychiatric Solutions, Inc.
President and CEO

                                                                   JACK POLSON


                           PSYCHIATRIC SOLUTIONS, INC.

                                  BONUS POLICY


POSITION: CHIEF ACCOUNTING OFFICER

EFFECTIVE DATE: JANUARY 1, 2005

Bonuses will be based on the following criteria:

        1.  60% - actual EBITDA for the year of the Company versus budget.
        2.  20% - achieve its adjusted EPS.
        3.  20% - other criteria.
        4. Collection of annual revenues must be at least 95% of revenues recorded to be eligible for a bonus payment.

Maximum incentive bonus eligibility shall be 67.5% of salary (award will be prorated if not a full calendar year). Eligibility for bonus will begin upon achievement of 90% of EBITDA, 45% of salary will be earned at budgeted EBITDA and 67.5% of salary (maximum) at 110% of EBITDA budget and above. Bonus amounts will be prorated between achieving 90% and 110% of budgeted EBITDA according to the following schedule.

% Actual to Budgeted EBITDA  90% - 100%        0%-45% of salary for bonus
                             100.01% - 110%    45.01%-67.5% of salary for bonus

Actual Adjusted EPS          $1.37 or less     0%
                             $1.38-$1.42       0%-44%
                             $1.43-$1.50+      45%-67.5%

BONUSES ARE DISCRETIONARY. The Company shall make final determination regarding eligibility and accounting decisions and in determining actual bonus amounts. All bonuses must be reviewed and approved by the Chief Executive Officer of Psychiatric Solutions, before they are final.

AN EMPLOYEE MUST BE ACTIVELY EMPLOYED WITH PSYCHIATRIC SOLUTIONS AT THE TIME BONUSES ARE PAID. SHOULD AN EMPLOYEE NOT BE ACTIVELY EMPLOYED AT THE TIME BONUSES ARE PAID THEN HE/SHE FORFEITS HIS/HER ELIGIBILITY TO RECEIVE ANY BONUS.


/s/ Joey A. Jacobs                                Date: April 21, 2005
 -----------------------------
Psychiatric Solutions, Inc.
President and CEO

                                                                  JACK SALBERG


                           PSYCHIATRIC SOLUTIONS, INC.

                                  BONUS POLICY


POSITION: CHIEF OPERATING OFFICER

EFFECTIVE DATE: JANUARY 1, 2005

Bonuses will be based on the following criteria:

        1.  70% - actual EBITDA for the year of the Company versus budget.
        2.  20% - achieve its adjusted EPS.
        3.  10% - other criteria.
        4. Collection of annual revenues must be at least 95% of revenues recorded to be eligible for a bonus payment.

Maximum incentive bonus eligibility shall be 75% of salary (award will be prorated if not a full calendar year). Eligibility for bonus will begin upon achievement of 90% of EBITDA, 50% of salary will be earned at budgeted EBITDA, and 75% of salary (maximum) at 110% of EBITDA budget and above. Bonus amounts will be prorated between achieving 90% and 110% of budgeted EBITDA according to the following schedule.

% Actual to Budgeted EBITDA     90% - 100%        0%-50% of salary for bonus
                                100.01% - 110%    50.01%-75% of salary for bonus

Actual Adjusted EPS             $1.37 or less     0%
                                $1.38-$1.42       0%-49%
                                $1.43-$1.50+      50%-75%


BONUSES ARE DISCRETIONARY. The Company shall make final determination regarding eligibility and accounting decisions and in determining actual bonus amounts. All bonuses must be reviewed and approved by the Chief Executive Officer of Psychiatric Solutions before they are final.

AN EMPLOYEE MUST BE ACTIVELY EMPLOYED WITH PSYCHIATRIC SOLUTIONS AT THE TIME BONUSES ARE PAID. SHOULD AN EMPLOYEE NOT BE ACTIVELY EMPLOYED AT THE TIME BONUSES ARE PAID THEN HE/SHE FORFEITS HIS/HER ELIGIBILITY TO RECEIVE ANY BONUS.



/s/ Joey A. Jacobs                                Date: April 21, 2005
------------------------------------
Psychiatric Solutions, Inc.
President and CEO